Exhibit 10.5

SEMITOOL, INC.
SUPPLEMENTAL EXECUTIVE HEALTH PLAN

ARTICLE I
ESTABLISHMENT AND INTERPRETATION OF THE PLAN

Section 1.1	The Plan. Effective February 15, 2006, Semitool, Inc. has established the Semitool, Inc. Supplemental Executive Health Plan (Plan Number 503) (the "Plan").

Section 1.2	Purpose. The purpose of the Plan is to provide Participants and their beneficiaries with certain welfare benefits described herein. The Plan is intended to qualify as fully insured under a policy of accident and health insurance, and not to be classified or otherwise treated as a “self-insured medical reimbursement plan”under Code Section 105(h)(6), or any successor provision. The Plan is intended to meet all other applicable requirements of ERISA and the Code, as well as rulings and regulations issued or promulgated thereunder.

Section 1.3	Definitions. The following terms, whenever capitalized, shall have the meanings set forth below unless otherwise specified herein:

(a)	“Claims Review Committee” means the individual or committee designated by the Plan Administrator from time to time.

(b)	“Company” means Semitool, Inc. and any successor or successors that continue to maintain the Plan.

(c)	“Effective Date” means February 15, 2006.

(d)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

(e)	“Insurance Policy” means the benefit arrangement identified in Appendix A, which by this reference is hereby incorporated into this Plan.

(f)	“Insured” means each of the individuals named in Appendix B.

(g)	“Participant” means any Insured who satisfies the requirements of Article II of the Plan.

(h)	“Plan” means the Semitool, Inc. Supplemental Executive Health Plan, which consists of this document and the Insurance Policy incorporated hereunder pursuant to Appendix A, as amended from time to time.

(i)	“Plan Administrator” means the Company, unless another entity or person is appointed by the Company to administer the Plan pursuant to Section 4.2.

(j)	“Plan Year” means the period commencing February 15, 2006 and ending on December 31, 2006. Thereafter the Plan Year shall be the 12 consecutive month period beginning January 1 and ending December 31.

Section 1.4	Interpretation. In the event that the provisions of the Insurance Policy conflict with the provisions of this document, the Plan Administrator shall use its discretion to interpret the terms and purpose of the Plan so as to resolve any conflict. However, the terms of this document may not enlarge the rights of a Participant or his or her beneficiary to benefits otherwise available under the Insurance Policy.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

Section 2.1	Eligibility. Each Insured shall become a Participant in the Plan on the Effective Date.

Section 2.2	Termination of Participation. Each Insured shall remain a Participant in the Plan until he or she no longer satisfies the eligibility and participation requirements of the Plan or the Insurance Policy.

ARTICLE III
FUNDING AND BENEFITS

Section 3.1	Funding. The terms of the Insurance Policy shall govern the amount and timing of contributions required to be made by the Company or any Participant. To any extent that the Insurance Policy does not prescribe the amount or timing of contributions, the Plan Administrator shall make such determination. Nothing herein requires the Company, or the Plan Administrator to contribute to or under the Insurance Policy, or to maintain any fund or segregate any amount for the benefit of any Participant or his beneficiary, except to the extent specifically required under the terms of the Insurance Policy. No Participant or beneficiary shall have any right to, or interest in, the assets of the Company.

Section 3.2	Benefits. Benefits will be paid solely in the form, in the amount, and pursuant to the terms of the Plan and the Insurance Policy.

ARTICLE IV
ADMINISTRATION AND FIDUCIARY PROVISIONS

Section 4.1	Named Fiduciary. The Plan Administrator shall be the "named fiduciary" of the Plan, as defined in section 402(a)(2) of ERISA.

Section 4.2	Plan Administrator.

(a)	The Plan Administrator shall have sole authority to control and manage the operation and administration of the Plan.

(b)	The Plan Administrator shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or beneficiary, except as otherwise provided by law. The Plan Administrator shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

(c)	The Plan Administrator may delegate responsibilities for the operation and administration of the Plan, may employ persons to assist in fulfilling its responsibilities under the Plan, may designate fiduciaries other than those named in the Plan, and may allocate or reallocate fiduciary responsibilities under the Plan.

(d)	The Company, acting through its Board of Directors, reserves to itself the exclusive power to appoint and remove from time to time the Plan Administrator.

Section 4.3	Insurance Policy Responsibilities. Pursuant to Section 4.2(c) and except to the extent otherwise determined by the Plan Administrator, the party designated to be responsible for benefits administration under the Insurance Policy shall be solely responsible for the operation and administration of the Insurance Policy, including the determination of eligibility, participation and the amount of benefits, notification of claimants, payment of benefits, and recordkeeping. If the Insurance Policy does not designate a party to perform these responsibilities, they shall be performed by the Plan Administrator or its delegate.

Section 4.4	Fiduciary Duties and Responsibilities. Each Plan fiduciary shall discharge his or her duties with respect to the Plan solely in the interest of the Participants and their beneficiaries, for the exclusive purpose of providing benefits to such individuals and defraying reasonable expenses of administering the Plan, and in accordance with the terms of the Plan.

A fiduciary may serve in more than one fiduciary capacity. A named fiduciary may allocate any of the named fiduciary’s responsibilities for the operation and administration of the Plan to other fiduciaries. Either the named fiduciary or other fiduciary appointed by the named fiduciary may employ one or more persons to render advice with regard to any responsibilities such fiduciary has under the Plan.

Unless liability is otherwise provided under Section 405 of ERISA, a named fiduciary shall not be liable for any act or omission of any other party to the extent that (a) such responsibility was properly allocated to such other party as a named fiduciary, or (b) such other party has been properly designated to carry out such responsibility pursuant to the procedures set forth above.

Section 4.5	Claims Procedures.

(a)	With respect to any claim regarding eligibility to participate in this Plan or the Insurance Policy, or eligibility to make election changes under this Plan, the claims procedure described below shall apply:

(i)	The claimant may submit a formal claim addressed to:

Semitool Health Benefit Plan

P.O. Box 3018

Missoula, MT 59806

Any such formal claim submitted to the Plan Administrator shall be decided within ninety (90) days (unless special circumstances require an extension of up to ninety (90) additional days). A denial of such claim shall be in writing and shall include (A) the reasons for the denial of the claim, (B) a reference to the Plan and or program provisions that apply to the denial, (C) a description of any material or information the claimant may need to obtain approval of such claim, if appropriate, and why the information or material is needed, (D) a description of the Plan’s review procedures and the time limits applicable to the procedures, and (E) a statement of the claimant’s rights to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

(ii)	If a claimant’s initial appeal is denied, the claimant may submit an appeal of such decision addressed to:

Claims Review Committee c/o Semitool, Inc. Human Resources Dept. 655 West Reserve Drive Kalispell, MT 59901

Any appeal submitted must be received by the Claims Review Committee within sixty (60) days of the date of the denial of the initial appeal. The claimant may submit written comments, documents and other information relating to the appeal. The review of such appeal will take into account all comments, documents, records and other information submitted by the claimant relating to such appeal, without regard to whether such information was submitted or considered at the initial appeal. Any such final appeal submitted to the Claims Review Committee shall be decided, in the sole discretion of the Claims Review Committee, within sixty (60) days (unless special circumstances require an extension of up to sixty (60) additional days) and shall be binding and conclusive. A denial of such final appeal shall be in writing and shall include (A) the reasons for the denial of the final appeal, (B) a reference to the Plan and or program provisions that apply to the denial, (C) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to such final appeal, (D) an explanation of any voluntary appeal procedures and the claimant’s right to obtain information about the procedures, and (E) a statement of the claimant’s rights to bring a civil action under Section 502(a) of ERISA.

(b)	With respect to claims regarding a matter other than those referred to in Section 4.5(a), the Appeals section in the summary plan description that applies to the benefit that is the subject of such claim shall govern the claims and appeal procedures applicable to such benefits.

Section 4.6	Expenses. Any expenses incurred in the administration of the Plan shall be paid by the Company.

ARTICLE V
AMENDMENT AND TERMINATION

Section 5.1	Amendment and Termination of Plan. The Company, acting through its Board of Directors, reserves to itself the exclusive power to amend, suspend or terminate the Plan, in whole or in part, at any time.

ARTICLE VI
MISCELLANEOUS

Section 6.1	Exclusive Benefit. This Plan has been established for the exclusive benefit of Participants and their beneficiaries, and except as otherwise provided herein, all contributions under the Plan may be used only for such purpose.

Section 6.2	Non-Alienation of Benefits. No benefit, right or interest of any Participant or beneficiary under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, seizure, attachment or legal, equitable or other process, or be liable for, or subject to, the debts, liabilities or other obligations of such person, except as otherwise required by law.

Section 6.3	Limitation of Rights. Neither the establishment nor the existence of the Plan, nor any modification thereof, shall operate or be construed so as to:

(a)	give any person any legal or equitable right against the Company, except as expressly provided herein or required by law, or

(b)	create a contract of employment with any Insured, obligate the Company to continue the service of any Insured, or affect or modify the terms of an Insured’s employment in any way.

Section 6.4	Governing Laws. The Plan shall be construed and enforced according to the laws of Montana, to the extent not preempted by Federal law which shall otherwise control.

Section 6.5	Severability. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included herein.

Section 6.6	Construction. The captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor in any way shall affect the Plan or the construction of any provision thereof. Any terms expressed in the singular form shall be construed as though they also include the plural, where applicable, and references to the masculine, feminine, and the neuter are interchangeable.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of the date above written.

Semitool, Inc. /s/Larry A. Viano By: Larry A. Viano —————————————— Title: VP-Finance, CFO ——————————————

APPENDIX A

SEMITOOL, INC.
SUPPLEMENTAL EXECUTIVE HEALTH PLAN
INSURANCE POLICY

The following Insurance Policy and any amendments to the Insurance Policy, attached hereto, shall be treated as comprising the Plan pursuant to Section 1.3(e):

1.     The [_______] Supplemental Medical Expense Policy #________, issued to Semitool, Inc. on [DATE].

APPENDIX B

SEMITOOL, INC.
SUPPLEMENTAL EXECUTIVE HEALTH PLAN
INSURED INDIVIDUALS

Each of the following individuals shall qualify as an “Insured” under the terms of the Plan, until this Appendix B is amended to provide otherwise:

1.     Raymon F. Thompson

2.     Larry E. Murphy

SEMITOOL, INC.

SUPPLEMENTAL EXECUTIVE HEALTH PLAN

TABLE OF CONTENTS

Page

ARTICLE I

         Section 1.1
         Section 1.2
         Section 1.3
         Section 1.4

ARTICLE II

         Section 2.1
         Section 2.2

ARTICLE III

         Section 3.1
         Section 3.2

ARTICLE IV

         Section 4.1
         Section 4.2
         Section 4.3
         Section 4.4
         Section 4.5
         Section 4.6

ARTICLE V

ARTICLE VI

         Section 6.1
         Section 6.2
         Section 6.3
         Section 6.4
         Section 6.5
Section 6.6
ESTABLISHMENT AND INTERPRETATION OF THE PLAN...............................................

         The Plan..........................................................................
         Purpose...........................................................................
         Definitions........................................................................
         Interpretation....................................................................

ELIGIBILITY AND PARTICIPATION.................................................................................

         Eligibility..........................................................................
         Termination of Participation................................................

FUNDING AND BENEFITS.............................................................................................

         Funding............................................................................
         Benefits............................................................................

ADMINISTRATION AND FIDUCIARY PROVISIONS.........................................................

         Named Fiduciary................................................................
         Plan Administrator..............................................................
         Insurance Policy Responsibilities.........................................
         Fiduciary Duties and Responsibilities...................................
         Claims Procedures.............................................................
         Expenses..........................................................................

AMENDMENT AND TERMINATION................................................................................

MISCELLANEOUS........................................................................................................

         Exclusive Benefit.................................................................
         Non-Alienation of Benefits....................................................
         Limitation of Rights..............................................................
         Governing Laws...................................................................
         Severability.........................................................................
	Construction........................................................................	1 1 1 1 2 2 2 2 2 2 2 2 2 2 3 3 4 5 5 5 5 5 5 5 6 6